Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and cash equivalents [Abstract]
Cash and cash equivalents
NOTE 3 - CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:

	December 31, 2012	December 31, 2011
Cash on hand and at banks	$18,180	$20,704
Short term deposits and highly liquid funds	13,952	27,374

Total cash and cash equivalents	$32,132	$48,078

Short term deposits and highly liquid funds relate to amounts held in banks for general financing purposes. As of December 31, 2012, Navios Partners held time deposits of $13,129 and money market funds of $823 with duration of less than three months. As of December 31, 2011, Navios Partners held time deposits of $25,281 and money market funds of $2,093 with duration of less than three months.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.
Restricted cash as of December 31, 2012 and 2011 includes an amount held as security in the form of a letter of guarantee related to an owned vessel in the amount of $829 and $826, respectively. In addition, at each of December 31, 2012 and 2011, restricted cash included $28,700 and $7,642, which related to amounts held in retention accounts as required by certain of Navios Partners' credit facilities. As of December 31, 2012 and 2011 the restricted cash held in retention accounts was $29,529 and $8,468, respectively.